Exhibit 99.1

NewAmsterdam Pharma Appoints William H. Lewis, J.D., M.B.A. as Chair of its Board of Directors

Naarden, the Netherlands and Miami, USA; January 8, 2024 – NewAmsterdam Pharma Company N.V. (Nasdaq: NAMS or “NewAmsterdam” or the “Company”), a clinical-stage biopharmaceutical company developing oral, non-statin medicines for patients at high risk of cardiovascular disease with residual elevation of low-density lipoprotein cholesterol (“LDL-C”), for whom existing therapies are not sufficiently effective or well-tolerated, today announced the appointment of William H. Lewis, J.D., M.B.A., as Chair of its Board of Directors. Mr. Lewis has served as Chief Executive Officer of Insmed Incorporated, a global commercial-stage biopharmaceutical company, since 2012, and as Chair of Insmed’s Board of Directors since 2018. Mr. Lewis succeeds Sander Slootweg, Managing Partner at Forbion, who has served as Chairman of NewAmsterdam’s Board of Directors since inception.

“Will is a leader in the biotechnology industry, widely recognized for his commitment to putting patients first, championing those who are underserved by existing treatment options, and translating breakthrough science into first-in-disease medicines,” said Michael Davidson, M.D., Chief Executive Officer of NewAmsterdam. “I have long admired Will for his deep knowledge of the clinical and regulatory landscape, as well as his proven ability to advance new therapies for serious and rare diseases. He will be a tremendous partner, who I have known for many years, and as Chair of our Board I look forward to his contributions as we advance our CETP inhibitor toward market and work to deliver a simple, oral, once-daily option to millions of people living with dyslipidemia. I would also like to thank Sander for his support and contribution as our Chairman over the last several years. His guidance has been invaluable in getting NewAmsterdam to where we are today.”

“Over the past several years, I have had the unique privilege of partnering with Will as both an investor and colleague. He is a remarkable leader, with experience advancing novel molecules through late-stage development, launching into sizeable markets and establishing new standards-of-care,” commented Mr. Slootweg. “I am confident he is the right partner to support NewAmsterdam as it enters its next phase of growth, with multiple pivotal data readouts expected in 2024 and, if approved, its plans to commercialize obicetrapib.”

Mr. Lewis has more than 30 years of executive experience in the pharmaceutical and finance industries both in the U.S. and internationally. Prior to joining Insmed in 2012, Mr. Lewis served as Co-Founder, President, and Chief Financial Officer of Aegerion Pharmaceuticals, which was acquired by Amryt in 2019. Prior to Aegerion, he spent more than 10 years working in investment banking in the U.S. and Europe. He also previously worked for the U.S. government. Mr. Lewis holds a J.D. with Honors and an M.B.A., both from Case Western Reserve University, and a B.A., cum laude, from Oberlin College. He is a member of the Board of Trustees of Case Western Reserve University and of BioNJ, the life sciences association for New Jersey.

“NewAmsterdam was founded in hopes of delivering a new option to high-risk cardiovascular disease patients, many of whom fail to achieve their risk-based LDL-C goals despite treatment with statin therapy,” said Mr. Lewis. “Based on data generated from its five Phase 2 trials to date, it is clear that obicetrapib is designed to be a powerful therapy, with the potential to safely and effectively improve LDL-C, as well as other key markers of cardiovascular disease risk. I am excited to join NewAmsterdam’s Board of Directors and look forward to partnering closely with management to complete the ongoing Phase 3 program and bring obicetrapib forward.”

About Obicetrapib

Obicetrapib is a novel, oral, low-dose CETP inhibitor that NewAmsterdam is developing to overcome the limitations of current LDL-lowering treatments. The Company believes that obicetrapib has the potential to be a once-daily oral CETP inhibitor for lowering LDL-C, if approved. In the Company’s Phase 2b ROSE trial, obicetrapib demonstrated a 51% lowering of LDL-C from baseline at a 10 mg dose level on top of high-intensity statins and, in the Company’s Phase 2 ROSE2 trial, the combination of a 10 mg dose of obicetrapib and a 10 mg dose of ezetimibe demonstrated a 63% lowering of LDL-C from baseline. In all five of the Company’s Phase 2 trials, ROSE2, TULIP, ROSE, OCEAN, and TA-8995-203, evaluating obicetrapib as monotherapy or combination therapy, the Company observed statistically significant LDL-lowering combined with a side effect profile similar to that of placebo, including no increase in blood pressure or muscle related side effects. Obicetrapib has demonstrated strong tolerability in more than 800 patients with elevated lipid levels (“dyslipidemia”) in NewAmsterdam’s clinical trials to date. The Company is conducting two Phase 3 pivotal trials, BROADWAY and BROOKLYN, to evaluate obicetrapib as a monotherapy used as an adjunct to maximally tolerated lipid-lowering therapies to provide additional LDL-lowering for high-risk cardiovascular disease (“CVD”) patients. The Company began enrolling patients in BROADWAY in January 2022 and in BROOKLYN in July 2022 and completed enrollment of BROOKLYN in April 2023 and BROADWAY in July 2023. The Company also commenced the Phase 3 PREVAIL cardiovascular outcomes trial in March 2022, which is designed to assess the potential of obicetrapib to reduce occurrences of major adverse cardiovascular events, including cardiovascular death, non-fatal myocardial infarction, non-fatal stroke and non-elective coronary revascularization.

About NewAmsterdam

Based in the Netherlands, NewAmsterdam (Nasdaq: NAMS) is a clinical-stage biopharmaceutical company whose mission is to improve patient care in populations with metabolic diseases where currently approved therapies have not been sufficiently adequate or well tolerated. We seek to fill a significant unmet need for a safe, cost-effective and convenient LDL-lowering therapy as an adjunct to statins, a class of lipid-lowering medications that are the current standard of care for high-risk CVD patients with high cholesterol. NewAmsterdam is investigating obicetrapib, an oral, low-dose and once-daily CETP inhibitor, as the preferred LDL-C lowering therapy to be used as an adjunct to maximally tolerated statin therapy for high-risk cardiovascular disease patients.

Forward-Looking Statements

Certain statements included in this document that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “position,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s business and strategic plans, cash runway, the therapeutic and curative potential of the Company’s product candidate, the Company’s clinical trials and the timing for enrolling patients, the timing and forums for announcing data, the achievement and timing of regulatory approvals and plans for commercialization. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks relating to the uncertainty of the projected financial information with respect to the Company; risks relating to the uncertainty of the projected financial information with respect to the Company; risks related to the approval of the Company’s product candidate and the timing of expected regulatory and business milestones, including potential commercialization; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; global economic and political conditions; the effects of competition on the Company’s future business; and those factors described in the Company’s public filings with the U.S. Securities and Exchange Commission. Additional risks related to the Company’s business include, but are not limited to: uncertainty regarding outcomes of the Company’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidate; risks associated with the Company’s efforts to commercialize a product candidate; the Company’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business; intellectual property related claims; the Company’s ability to attract and retain qualified personnel; ability to continue to source the raw materials for its product candidate. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this document and are qualified in their entirety by reference to the cautionary statements herein. The Company anticipates that subsequent events and developments may cause the Company’s assessments to change. These forward-looking statements should not be relied upon as representing the Company’s assessment as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither the Company nor any of its affiliates undertakes any obligation to update these forward-looking statements, except as may be required by law.

Company Contact

Matthew Philippe

P: 1-917-882-7512

matthew.philippe@newamsterdampharma.com

Media Contact

Spectrum Science on behalf of NewAmsterdam

Jen Gordon

P: 1-202-957-7795

jgordon@spectrumscience.com

Investor Contact

Stern Investor Relations on behalf of NewAmsterdam

Hannah Deresiewicz

P: 1-212-362-1200

hannah.deresiewicz@sternir.com